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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 1, 1997
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                               ONGARD SYSTEMS, INC.
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              (Exact name of registrant as specified in its character)


         Delaware                      ----                   84-1149380
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 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)

                      40 Commerce Drive, Hauppauge, NY 11788
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                     (Address of principal executive offices)

Registrant's telephone number, including area code       (516) 231-8989
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           (Former name or former address, if changed since last report)

ITEM 5.

The registrant received the resignations of Mr. Thomas P. Rice, President, and Mr. John T. Botek, Executive Vice President and Chief Operating Officer, including their resignations as Directors of Ongard. The Company is seeking to replace these positions.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONGARD SYSTEMS, INC.
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                                                 (Registrant)


Date   October 5, 1997                             Phil Kart
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                                                  (Signature)

                                     Phil B. Kart, Chief Financial Officer
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                                                  (Name/Title)